
freshpet
pets. people. planet.
Q3 2021 Earnings Call
November 8, 2021

Forward Looking Statements & Non-GAAP Measures

Forward-Looking Statements

Certain statements in this presentation constitute "forward-looking" statements, which include any statements related to the novel coronavirus ("COVID-19"), the Freshpet Kitchens Expansion, our net sales and Adjusted EBITDA guidance and the Company's general operating and economic environment. These statements are based on management's current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Freshpet believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, most prominently, the risks discussed under the heading "Risk Factors" in the Company's latest annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. Such forward-looking statements are made only as of the date of this presentation. Freshpet undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.

Non-GAAP Measures

Freshpet uses certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Adjusted EBITDA as a % of net sales, Adjusted Gross Profit, Adjusted Gross Profit as a % of net sales (Adjusted Gross Margin), Adjusted SG&A and Adjusted SG&A as a % of net sales. These non-GAAP financial measures should be considered as supplements to GAAP reported measures, should not be considered replacements for, or superior to, GAAP measures and may not be comparable to similarly named measures used by other companies.

Freshpet defines EBITDA as net income (loss) plus interest expense, income tax expense and depreciation and amortization expense, and Adjusted EBITDA as EBITDA plus net income (loss) on equity method investment, plant start-up expense, non-cash share-based compensation, launch expense, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system, and other expenses, including loss on disposal of equipment and COVID-19 expenses.

Forward Looking Statements & Non-GAAP Measures (cont.)

Freshpet defines Adjusted Gross Profit as gross profit before depreciation expense, plant start-up expense, COVID-19 expenses and non-cash share-based compensation, and Adjusted SG&A as SG&A expenses before depreciation and amortization expense, non-cash share-based compensation, launch expense, gain (loss) on disposal of equipment, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system and COVID-19 expenses.

Management believes that the non-GAAP financial measures are meaningful to investors because they provide a view of the Company with respect to ongoing operating results. Non-GAAP financial measures are shown as supplemental disclosures in this presentation because they are widely used by the investment community for analysis and comparative evaluation. They also provide additional metrics to evaluate the Company's operations and, when considered with both the Company's GAAP results and the reconciliation to the most comparable GAAP measures, provide a more complete understanding of the Company's business than could be obtained absent this disclosure. Adjusted EBITDA is also an important component of internal budgeting and setting management compensation. The non-GAAP measures are not and should not be considered an alternative to the most comparable GAAP measures or any other figure calculated in accordance with GAAP, or as an indicator of operating performance. The Company's calculation of the non-GAAP financial measures may differ from methods used by other companies. Management believes that the non-GAAP measures are important to an understanding of the Company's overall operating results in the periods presented. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Certain of these measures represent the Company's guidance for fiscal year 2021. The Company is unable to reconcile these forward-looking non-GAAP financial measures to the most directly comparable GAAP measures without unreasonable efforts because the Company is currently unable to predict with a reasonable degree of certainty the type and impact of certain items, including the timing of and amount of costs of goods sold and selling, general and administrative expenses, that would be expected to impact GAAP measures for these periods but would not impact the non-GAAP measures. The unavailable information could significantly impact our financial results. These items are not within the Company's control and may vary greatly between periods. Based on the foregoing, the Company believes that providing estimates of the amounts that would be required to reconcile these forecasted non-GAAP measures to forecasted GAAP measures would imply a degree of precision that would be confusing or misleading to investors for the reasons identified above.


freshpet
Nourishing Pets, People and Planet
Freshpet strengthens the bond between people and our pets so that we both live longer, healthier and happier lives -- while being kind to the planet

freshpet®

Q3 2021 Results

Q3 2021: Continued strong net sales growth offset by inflation and temporary operating inefficiencies


Freshpet Q3 2021 Financial Results
Net Sales
Net Sales ($ millions)
Adj. EBITDA ($ millions)
Adj. EBITDA
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
30
25
20
15
10
5
0
$84.2
+29%
$17.0
+42%
$107.6
+28%
$14.6
-14%
Q3 2020
Q3 2021
$3.5
Net Income (Loss) ($ millions)
($2.1)

YTD 2021: Strong growth with cost challenges


Freshpet YTD Financial Results (Sept 30)
Net Sales
Adj. EBITDA
Net Sales ($ millions)
Adj. EBITDA ($ millions)
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
60
50
40
30
20
10
0
$234.3
+30%
$34.0
+113%
$309.6
+32%
$33.2
-2%
2020
2021
$0.1
Net Income (Loss) ($ millions)
($20.4)

Strong production supports robust growth vs. YA



Freshpet Pounds Produced -- 2021
(growth vs. YA)
Winter storms
25%
0%
36%
45%
41%
46%
31%*
47%
62%
59%
January
February
March
April
May
June
July
August
September
October
*Shut down lines for 3 days to perform maintenance over 4th of July holiday

Source: Internal company data through October 2021

We successfully re-filled ~$8.5 million of trade inventory


Q3 2021 Consumption to Net Sales Bridge
18%
10%
28%
Consumption Growth
Trade Inventory Change
Net Sales Growth

Trade inventory change includes the net sales change created by the drawdown of trade inventory in 2020 and the increase in trade inventory in 2021

Source: Nielsen Mega-Channel Data thru 9/25/21 and internal company calculations

Strong production growth generated internal inventory needed to improve fill rates by 20 pts.



Q3 2021 Net Sales & Internal Inventory Increases/Decreases
Value of Production +45%
Inventory Build
$107.6
+28%
Net Sales +28%
Reduced Inventory
$84.2
Q3 2020
Q3 2021
= Net Sales

Source: Internal company data

Fill rates improved by 20 pts since July; significant backlog of orders remain to be filled in Q4



Fill Rate
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Oct. Avg. = 64%
July Avg. = 44%
70%
NA: Distribution Test
1 W/E 01/25/20
1 W/E 02/08/20
1 W/E 02/22/20
1 W/E 03/07/20
1 W/E 03/21/20
1 W/E 04/04/20
1 W/E 04/18/20
1 W/E 05/02/20
1 W/E 05/16/20
1 W/E 05/30/20
1 W/E 06/13/20
1 W/E 06/27/20
1 W/E 07/11/20
1 W/E 07/25/20
1 W/E 08/08/20
1 W/E 08/22/20
1 W/E 09/05/20
1 W/E 09/19/20
1 W/E 10/03/20
1 W/E 10/17/20
1 W/E 10/31/20
1 W/E 11/14/20
1 W/E 11/28/20
1 W/E 12/12/20
1 W/E 12/26/20
1 W/E 01/09/21
1 W/E 01/23/21
1 W/E 02/06/21
1 W/E 02/20/21
1 W/E 03/06/21
1 W/E 03/20/21
1 W/E 04/03/21
1 W/E 04/17/21
1 W/E 05/01/21
1 W/E 05/15/21
1 W/E 05/29/21
1 W/E 06/12/21
1 W/E 06/26/21
1 W/E 07/10/21
1 W/E 07/24/21
1 W/E 08/07/21
1 W/E 08/21/21
1 W/E 09/04/21
1 W/E 09/18/21
1 W/E 10/02/21
1 W/E 10/16/21
1 W/E 10/30/21

Source: Internal company data

Significant investment in maintenance and inventory limited net sales potential in Q3



Q3 2021 Production Capacity to Net Sales Capacity
($ millions)
$122.5
-$8.0
-$5.0
-$5.0
-$1.0
$3.0
$2.0
-$0.9
$107.6
June Prod. Run Rate
Inventory Build
Bag Line 1 Upgrade
July Maintenance
Treats Supply
K2 Bag Line 24/7
K2 Rolls Line 24/7
Labor Day Holiday
Total Q3 Net Sales

Adj. Gross Margin impacted by inflation and temporary operating inefficiencies


Q3 2021 Adj. Gross Margin
49.3%
44.0%
Q3 2020
Q3 2021


YTD Adj. Gross Margin
49.3%
45.6%
2020
2021

43.5% | 38.6% | 43.7% | 39.1%

Gross Margin (GAAP)

Accelerating wage and ingredient inflation had significant impact on adj. gross margin


Q2 2021 to Q3 2021 Adj. Gross Margin Bridge
46.1%
-1.4%
-1.2%
-0.4%
0.9%
44.0%
Q2 2021 Adj. Gross Margin
Ingredient inflation/Kitchens...
Labor and Overhead
Customer Fines
Mix/Operating Improvement
Q3 2021 Adj. Gross Margin

Pricing, freight, labor and high-speed technology initiatives designed to improve margins

	Q4 2021	Q1 2022	Q2-4 2022
Pricing	4.8% Price Increase		
Freight		ERP Implementation	Bracket Pricing (Timing TBD); Second DC (Benefits begin Q4)
Labor	Freshpet Academy: Yield, Throughput & Quality Improvements		
Operations	High Speed Lines: Kitchens South Lines 2 & 3, Ennis Lines		
Risk Mgmt		Increased Pricing to Offset Increasing Inflation (Timing TBD)	

Note: Initiatives must also offset ongoing mix shift towards lower margin bags and Kitchens South production

Continue to deliver significant SG&A leverage excluding media & logistics


Q3 Adj. SG&A Leverage
29.1%
30.4%
14.1%
12.6%
-150 bps
Q3 2020
Q3 2021
Adj. SG&A % Excluding Media & Logistics
Total Adj. SG&A %


YTD Q3 Adj. SG&A Leverage
34.8%
34.8%
14.8%
13.1%
-170 bps
FY 2020
FY 2021
Adj. SG&A % Excluding Media & Logistics
Total Adj. SG&A %

39.1% 39.4% 43.2% 44.6%

SG&A (GAAP)

freshpet®

Market Data

Consumption growth vs. YA projected to accelerate through 2H21



Nielsen Mega-Channel Consumption
13,000,000
12,000,000
11,000,000
10,000,000
9,000,000
8,000,000
7,000,000
6,000,000
1/2/21
1/9/21
1/16/21
1/23/21
1/30/21
2/6/21
2/13/21
2/20/21
2/27/21
3/6/21
3/13/21
3/20/21
3/27/21
4/3/21
4/10/21
4/17/21
4/24/21
5/1/21
5/8/21
5/15/21
5/22/21
5/29/21
6/5/21
6/12/21
6/19/21
6/26/21
7/3/21
7/10/21
7/17/21
7/24/21
7/31/21
8/7/21
8/14/21
8/21/21
8/28/21
9/4/21
9/11/21
9/18/21
9/25/21
10/2/21
10/9/21
10/16/21
10/23/21
10/30/21
11/6/21
11/13/21
11/20/21
11/27/21
12/4/21
12/11/21
12/18/21
12/25/21
Capacity constrained and out-of-stocks
Nielsen Mega-Channel consumption vs. YA:
• Latest 4 weeks: +22%
• Q3: +18%
• Q4 to date: +22%
• YTD: +24%
Mega Channel 2021
Mega Channel 2020

Source: Nielsen Mega-Channel Data thru 10/30/21

Inflection point: 2021 growth rate re-accelerates as in-stocks improve & advertising investment increases



Freshpet 2021 Growth Rate vs. 2020 Consumption
2020: post-COVID surge & heavy advertising
2020: out-of-stocks & reduced advertising
2021: out-of-stocks & reduced advertising
2021: improving in-stocks & increased advertising
10,500,000
10,000,000
9,500,000
9,000,000
8,500,000
8,000,000
7,500,000
7,000,000
6,500,000
6,000,000
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
42%
41%
39%
32%
34%
28%
27%
25%
24%
22%
19%
17%
17%
15%
14%
13%
17%
18%
21%
18%
18%
20%
21%
22%
22%
22%
21%
5/1/2021
5/8/2021
5/15/2021
5/22/2021
5/29/2021
6/5/2021
6/12/2021
6/19/2021
6/26/2021
7/3/2021
7/10/2021
7/17/2021
7/24/2021
7/31/2021
8/7/2021
8/14/2021
8/21/2021
8/28/2021
9/4/2021
9/11/2021
9/18/2021
9/25/2021
10/2/2021
10/9/2021
10/16/2021
10/23/2021
10/30/2021
11/6/2021
11/13/2021
11/20/2021
11/27/2021
12/4/2021
12/11/2021
12/18/2021
12/25/2021
1/1/2022
2021 Growth Rate
2020 Consumption Overlay

Source: Nielsen Mega-Channel Data thru 10/30/21

Freshpet: Building meaningful share of the category


Freshpet $ Share of Wet & Dry Dog
11.5
6.2
5.2
2.8
11.3
6.2
5.1
2.8
11.3
6.2
5.1
2.7
10.8
5.9
4.9
2.6
4wk
13wk
26wk
52wk
Freshpet Share of Wet + Dry Dog
Total US Food
Total US xAOC
Mega-Channel
Pet Superstore

Source: Nielsen Mega-Channel Data thru 10/09/21

Out-of-stocks constrained growth in Q3; continued strength in pet specialty



Latest 13 Week Nielsen Consumption Growth
18%
15%
15%
36%
Mega-Channel
XAOC
Food
Big Box Pet

Source: Nielsen consumption data thru 9/25/21

Continued strong velocity gains



Freshpet Velocity
$ / $MM ACV
COVID Crisis
557
560
568
575
572
573
584
587
582
561
576
596
702
528
576
630
701
738
748
743
747
757
745
739
732
754
783
805
816
830
826
855
872
887
4 W/E 04/20/19
4 W/E 05/18/19
4 W/E 06/15/19
4 W/E 07/13/19
4 W/E 08/10/19
4 W/E 09/07/19
4 W/E 10/05/19
4 W/E 11/02/19
4 W/E 11/30/19
4 W/E 12/28/19
4 W/E 01/25/20
4 W/E 02/22/20
4 W/E 03/21/20
4 W/E 04/18/20
4 W/E 05/16/20
4 W/E 06/13/20
4 W/E 07/11/20
4 W/E 08/08/20
4 W/E 09/05/20
4 W/E 10/03/20
4 W/E 10/31/20
4 W/E 11/28/20
4 W/E 12/26/20
4 W/E 1/23/21
4 W/E 2/20/21
4 W/E 03/27/21
4 W/E 04/24/21
4 W/E 05/22/21
4 W/E 06/19/21
4 W/E 07/17/21
4 W/E 08/14/21
4 W/E 09/11/21
4 W/E/ 10/09/11
1 W/E 10/30/21

Source: Nielsen Mega-Channel Data thru 10/30/21

$ / $ MM ACV = Nielsen Measured Mega-Channel sales / retail availability as measured in $MM of All Commodity Volume (ACV)

On a total brand basis, Freshpet now rivals the leading brands in the grocery channel


Total Wet & Dry Dog Food Brands Dollar Sales: US Food
(Latest 13wks thru 10/09/21 -- $M)
Pedigree Total Dog Food
$76,020
Blue Buffalo Total Dog Food
$75,920
Freshpet Total RFG
$74,795
Purina ONE Total Dog Food
$68,186
Beneful Total Dog Food
$56,042
Private Label Total Dog Food
$47,010
Cesar Total Dog Food
$44,237
Rachael Ray Total Dog Food
$41,966
IAMS Total Dog Food
$33,066
Purina Dog Chow Total Dog Food
$25,788
Purina True Instinct Total Dog Food
$21,310
Alpo Total Dog Food
$15,712
Kibble N Bits Total Dog Food
$15,250
Nature's Recipe Total Dog Food
$10,340
Purina Moist & Meaty Total Dog Food
$6,810

Source: Nielsen Mega-Channel Data thru 10/9/21

Freshpet velocity leads the category in grocery


Total Wet & Dry Dog Food Brands Dollar Velocity: US Food
(Latest 13wks $/%ACV thru 10/09/21 -- $M)
Pedigree Total Dog Food
$812
Blue Buffalo Total Dog Food
$966
Freshpet Total RFG
$1,135
Purina ONE Total Dog Food
$767
Beneful Total Dog Food
$601
Private Label Total Dog Food
$538
Cesar Total Dog Food
$481
Rachael Ray Total Dog Food
$495
IAMS Total Dog Food
$404
Purina Dog Chow Total Dog Food
$294
Purina True Instinct Total Dog Food
$262
Alpo Total Dog Food
$227
Kibble N Bits Total Dog Food
$197
Nature's Recipe Total Dog Food
$167
Purina Moist & Meaty Total Dog Food
$90

Source: Nielsen Mega-Channel Data thru 10/9/21

Retailers paying attention: Freshpet is #1 brand by dollar sales in US Food

Larger Dollar Sales Than All Dry Dog Food Brands in US Food (Grocery)



Dog Food Brands Consumption
Brands > $20MM Annual Sales
US Food (Latest 52Weeks)
Millions
$300
$250
$200
$150
$100
$50
$0
Freshpet Total RFG
Purina ONE Dry Dog Food
Blue Buffalo Dry Dog Food
Cesar Wet Dog Food
Rachael Ray Dry Dog Food
Pedigree Dry Dog Food
Pedigree Wet Dog Food
Beneful Dry Dog Food
Private Label Dry Dog Food
IAMS Dry Dog Food
Blue Buffalo Wet Dog Food
Purina Dog Chow Dry Dog Food
Beneful Wet Dog Food
Kibble N Bits Dry Dog Food
Private Label Wet Dog Food
Purina True Instinct Dry Dog Food
Alpo Dry Dog Food
Nature's Recipe Dry Dog Food
Purina ONE Wet Dog Food
Purina Moist & Meaty Dry Dog Food
Rachael Ray Wet Dog Food
Purina True Instinct Wet Dog Food
Nutro Dry Dog Food
Alpo Wet Dog Food
Purina Puppy Chow Dry Dog Food

Nielsen US Food ending 10/09/21

Retailers paying attention: Freshpet is fastest growing brand by dollar sales

Largest Dollar Growth in Wet & Dry Dog Food



Dog Foods Brand Dollar Change
Brands >$10MM Dollar Change
MegaChannel (Latest 52wks)
Millions
$140
$120
$100
$80
$60
$40
$20
$-
$(20)
$(40)
Freshpet Total RFG
Purina Pro-Plan Dry Dog Food
Hills Dry Dog Food
Pedigree Wet Dog Food
Cesar Wet Dog Food
Purina ONE Dry Dog Food
Blue Buffalo Dry Dog Food
Blue Buffalo Wet Dog Food
Purina Dog Chow Wet Dog Food
Private Label Wet Dog Food
Beneful Wet Dog Food
Purina ONE Wet Dog Food
Purina True Instinct Dry Dog Food
Purina True Instinct Wet Dog Food
Royal Canin Dry Dog Food
Orijen Dry Dog Food
Acana Dry Dog Food
Hills Wet Dog Food
Merrick Dry Dog Food
The Honest Kitchen Dry Dog Food
Gravy Train Wet Dog Food
Nature's Variety Dry Dog Food
Taste Of The Wild Dry Dog Food
Kal Kan Dry Dog Food
Kibble N Bits Dry Dog Food
Alpo Dry Dog Food
Purina Mighty Dog Wet Dog Food
Pedigree Dry Dog Food
Nutro Dry Dog Food
Rachael Ray Dry Dog Food

Nielsen Mega-Channel ending 10/09/21

Category growth skews towards premium items



Growth by Value Segment
Latest 13wks dollar sales vs. YA
Ultra Premium Wet+Dry
14.3
Super Premium Wet+Dry
15.9
Premium Wet+Dry
6.2
Value Wet+Dry
1.6
Private Label Wet+Dry
4.6



Value Segment Size
Latest 13wk Dollar Share
Private Label Wet+Dry 11%
Value Wet+Dry 5%
Premium Wet+Dry 32%
Super Premium Wet+Dry 20%
Ultra Premium Wet+Dry 32%

Source: Nielsen Mega-Channel Data thru 10/09/21

Despite out-of-stocks, store count continued to grow


Freshpet Store Count
13,387
15,015
16,609
18,004
19,499
21,570
22,716
23,381
2014
2015
2016
2017
2018
2019
2020
Q3 2021

Source: Internal data for the period ending 9/25/21

Distribution growth continues despite capacity limits



Freshpet % ACV
43.1
43.5
43.9
44.2
44.5
44.6
44.8
45.0
45.2
45.4
45.6
45.6
45.6
45.9
46.2
47.2
47.8
48.1
48.4
48.8
49.2
49.6
49.7
50.0
50.9
52.3
52.7
53.3
54.4
54.4
54.5
54.7
54.9
55.0
55.1
55.3
55.5
55.4
55.5
55.7
55.7
55.8
56.1
56.3
56.4
56.5
56.5
56.5
56.5
56.8
4 W/E 01/27/18
4 W/E 02/24/18
4 W/E 03/24/18
4 W/E 04/21/18
4 W/E 05/19/18
4 W/E 06/16/18
4 W/E 07/14/18
4 W/E 08/18/18
4 W/E 09/08/18
4 W/E 10/06/18
4 W/E 11/03/18
4 W/E 12/01/18
4 W/E 12/29/18
4 W/E 01/26/19
4 W/E 02/23/19
4 W/E 03/23/19
4 W/E 04/20/19
4 W/E 05/18/19
4 W/E 06/15/19
4 W/E 07/13/19
4 W/E 08/10/19
4 W/E 09/07/19
4 W/E 10/05/19
4 W/E 11/02/19
4 W/E 11/30/19
4 W/E 12/28/19
4 W/E 01/25/20
4 W/E 02/22/20
4 W/E 03/21/20
4 W/E 04/18/20
4 W/E 05/16/20
4 W/E 06/13/20
4 W/E 07/11/20
4 W/E 08/08/20
4 W/E 09/05/20
4 W/E 10/03/20
4 W/E 10/31/20
4 W/E 11/28/20
4 W/E 12/26/20
4 W/E 1/23/21
4 W/E 2/20/21
4 W/E 03/27/21
4 W/E 04/24/21
4 W/E 05/22/21
4 W/E 06/19/21
4 W/E 07/17/21
4 W/E 08/14/21
4 W/E 09/11/21
4 W/E 10/09/21
1 W/E 10/30/21

Source: Nielsen Mega-Channel Data thru 10/30/21

Q3: Continued increases in retail availability & visibility

Store Count



23,381
22,371
Q3 2020
Q3 2021

2021 Guidance: ~23,750

Net New Stores



801
665
251
226
Qtr. Increase
YTD Increase
Q3 2020
Q3 2021



freshpet

2021 Guidance: +~1000 to 23,750

Fridge Upgrades



3,123
2,226
635
665
Total Operating
YTD New
Q3 2020
Q3 2021



freshpet

2021 Guidance: +~500 to 2,900

Second Fridges



3,159
2,151
1,344
682
Total Operating
YTD New
Q3 2020
Q3 2021



freshpet
freshpet

2021 Guidance: +~550 to 3,050

Source: Internal company data through 9/25/21

Q3 2021 Freshpet E-Com grew +57% vs. YA


instacart
SHIPT
14%
Online
Fresh Delivery
27%
Last Mile
Delivery
6.4% of
Sales
59%
Click & Collect
amazonfresh
Peapod
ClickList
Walmart
petco
PETSMART

6.4%
% of Total FP Sales Through E-Com

86% of Sales
Contribute to Brick & Mortar

Source: Internal company data for the period ending 9/30/21

YTD Q3 2021 Freshpet E-Com grew +74% vs. YA



instacart
SHIPT
28%
Last Mile Delivery
13%
Online Fresh Delivery
amazonfresh
Peapod
6.1% of Sales
59%
Click & Collect
Kroger ClickList
Walmart Pickup-Grocery
From Home
petco
PETSMART

6.1%
% of Total FP Sales Through E-Com

87% of Sales
Contribute to Brick & Mortar

Source: Internal company data for the period ending 9/30/21

HH penetration growth is temporarily restrained by out-of-stocks



Freshpet Penetration Growth
Total HH's
2,474,563
+12%
1,803,138
+26%
3,101,151
+25%
2,390,485
+33%
3,777,191
+22%
3,034,275
+27%
4,112,309
+9%
3,358,417
+11%
2018
2019
2020
2021
Total Penetration
Core Dog Penetration
Total Penetration Trendline
Core Dog Penetration Trendline

Source: Nielsen HH Panel for the period ending mid-October 2017-2021

Exceeded 4 MM HH's: On our way to 11 MM HH goal



Progress Towards 2025 Household Penetration Goal
6.89
4.11
Current HH Penetration
2025 Target HH Penetration

Source: Nielsen HH Panel for the period ending 10/9/21

Buying rate continues to grow despite out-of-stocks


Freshpet Buying Rate
$105.36
+13%
$126.28
+4%
$107.09
+2%
$125.18
-1%
$114.57
+7%
$130.88
+5%
$134.08
+17%
$150.56
+15%
2018
2019
2020
2021
Total Buying Rate
Core Dog Buying Rate

Source: Nielsen HH Panel for the period ending mid-October 2017-2021 and company internal data

freshpet®

International Business

Canadian business accelerating behind advertising investment


Leading Canadian Freshpet Retailer
Weekly Sales
Last 4 weeks +32% vs. YA
$100,000
$80,000
$60,000
$40,000
$20,000
$0
1/4/20
1/18/20
2/1/20
2/15/20
2/29/20
3/14/20
3/28/20
4/11/20
4/25/20
5/9/20
5/23/20
6/6/20
6/20/20
7/4/20
7/18/20
8/1/20
8/15/20
8/29/20
9/12/20
9/26/20
10/10/20
10/24/20
11/7/20
11/21/20
12/5/20
12/19/20
1/2/21
1/16/21
1/30/21
2/13/21
2/27/21
3/13/21
3/27/21
4/10/21
4/24/21
5/8/21
5/22/21
6/5/21
6/19/21
7/3/21
7/17/21
7/31/21
8/14/21
8/28/21
9/11/21
9/25/21
10/9/21
10/23/21
11/6/21

Source: Internal company data for the period ending 11/6/21

Freshpet's advertising-driven model works in the UK


Freshpet UK
Weekly Sales by Retailer
Last 4 weeks:
+24% vs YA
£120,000.00
£100,000.00
£80,000.00
£60,000.00
£40,000.00
£20,000.00
£-
Retailer A
Retailer B
Retailer C
Retailer D

Source: Internal company data for the period ending 10/30/21

Guidance

2021 Adj. EBITDA guidance updated to reflect incremental inflation and temporary inefficiencies

$ in Millions	Previous	New	Change
Net Sales	**>$445**	**~$445**	--
vs. YA	+40%	+40%	
Adjusted EBITDA	**>$61**	**~$50**	**-$11**
vs. YA	+30%	+7%	

- **Net Sales:** Provides consideration for delay in Kitchens South Line #2 start-up timing
- **ERP Conversion**: Delayed to February 2022 due to need for improved inventories to protect against out-of-stocks in the event of production challenges post-conversion
- **COVID Addback**: Anticipating $2.0 million in COVID-related costs in 2021; we have rolled back supplemental compensation due to broadly available vaccines

We expect to have significantly more net sales capacity in Q4 than Q3



Q3 to Q4 2021 Production Capacity Bridge
$107.6
$8.0
$23.4
($4.0)
$135.0
Estimated Q4 net sales capacity
$10.0
$20.0
$165.0
Capacity available in Q1 2022 before holidays, maintenance, additions
Q3 Net Sales
Q3 Inv. Build
Q4 Capacity Additions
Diff: Hol/Maint vs Q3
Total Q4 Capacity
No Hol/Maint
Cap. Add.: Full Quarter
Run Rate Cap.

Q4 Capacity Additions = 1) Net impact of return of RM 1 to service; 2) Full quarter impact of 24/7 in Kitchens 2; 3) Partial quarter of Kitchens South Line 2

Q4 net sales will grow significantly vs. Q3 and YA



Increased production capacity

+



Volume from re-filling trade inventory

+


freshpet

Improved in-store availability

+


Melissa & Zooka
Canton, MI

Strongest Q4 marketing investment ever

=



Healthy demand for Freshpet in Q4

Inflation and temporary operating inefficiencies accelerated in Q3 and expected to continue in Q4

Key cost element	Chicken	Beef	Packaging	Labor	Freight
Potential cost impact	Priced annually in December; likely impact next year	Priced quarterly; assumed in plan	Floats with resin price; increases seen in all materials	Labor market tightness is driving cost increases at virtually every supplier	Assumed inflation but exceeding expectations; fuel costs have skyrocketed

- Full year 2021 adj. gross margin will be below 2020 (<48.3%)
- We need increased pricing and elimination of temporary operating inefficiencies to restore adj. gross margin
- Announced plans to increase prices 4.8% at the end of this year
- Will consider additional pricing if increased costs necessitate it

COVID Impact & Addback

Q1 Results

- Includes $950K of COVID-related addbacks for supplemental wages to production team, incremental sanitation and health screening, and above normal absenteeism

Q2 Actuals

- Team members became eligible for vaccines on March 31, 2021
- Offered team members an incentive to provide documentation that they have successfully been vaccinated
  - 2 days of paid time off if vaccinated by June 1; 1 day of paid time off if vaccinated between June 1 and August 1
  - $25 gift card
  - Entered in drawing to win $1500
- Continuing all safety protocols, supplemental wages, testing/quarantine costs

Q3 Actuals & Q4 Expectations

- Anticipated completion of COVID addback
- Final quarter of supplemental pay and compensation for testing/quarantine in Q3
- Likely to maintain screening and sanitation as an ongoing cost that we can absorb
- Will begin testing in Q1 2022

Progress Towards Improved Retail Conditions

Retail availability is improving



Freshpet Total Distribution Points (TDP)
Nielsen Mega-Channel
COVID Crisis
639
644
645
641
635
635
657
684
681
683
678
674
691
702
711
718
727
734
746
758
785
705
735
780
814
826
824
796
803
802
775
679
641
678
727
728
745
778
732
735
756
795
4 W/E 09/08/18
4 W/E 10/06/18
4 W/E 11/03/18
4 W/E 12/01/18
4 W/E 12/29/18
4 W/E 01/26/19
4 W/E 02/23/19
4 W/E 03/23/19
4 W/E 04/20/19
4 W/E 05/18/19
4 W/E 06/15/19
4 W/E 07/13/19
4 W/E 08/10/19
4 W/E 09/07/19
4 W/E 10/05/19
4 W/E 11/02/19
4 W/E 11/30/19
4 W/E 12/28/19
4 W/E 1/25/20
4 W/E 2/22/20
4 W/E 3/21/20
4 W/E 4/18/20
4 W/E 5/16/20
4 W/E 6/13/20
4 W/E 07/11/20
4 W/E 08/08/20
4 W/E 09/05/20
4 W/E 10/03/20
4 W/E 10/31/20
4 W/E 11/28/20
4 W/E 12/26/20
4 W/E 1/23/21
4 W/E 02/20/21
4 W/E 03/27/21
4 W/E 04/24/21
4 W/E 05/22/21
4 W/E 06/19/21
4 W/E 07/17/21
4 W/E 08/14/21
4 W/E 09/11/21
4 W/E 10/09/21
1 W/E 10/30/21

Source: Nielsen Mega-Channel Data thru 10/30/21

Out-of-stocks have improved significantly



Freshpet Consumer Comments: Out-of-stock & Can't find
1200
1000
800
600
400
200
0
Impact of July short shipments
Labor Day
Out of Stock/Can't Find

Source: Internal company data

Production is running well ahead of YA with more capacity coming on-stream



2021 vs. 2020 Production Performance Comparison
Rolling 7-Day Average Pounds Produced
Thousands
600
500
400
300
200
100
0
April 1 – Nov. 7 production = 525 k lbs/calendar day
Kitchens 1 shutdown for upgrade
+49%
Winter storms
Easter Holiday
Memorial Day Holiday
4th of July Holiday & 3 Day Maintenance Shutdown
Labor Day Holiday
Avg. production 4/1/20 – 12/31/20 = 354k lbs/calendar day
1/1/21
1/8/21
1/15/21
1/22/21
1/29/21
2/5/21
2/12/21
2/19/21
2/26/21
3/5/21
3/12/21
3/19/21
3/26/21
4/2/21
4/9/21
4/16/21
4/23/21
4/30/21
5/7/21
5/14/21
5/21/21
5/28/21
6/4/21
6/11/21
6/18/21
6/25/21
7/2/21
7/9/21
7/16/21
7/23/21
7/30/21
8/6/21
8/13/21
8/20/21
8/27/21
9/3/21
9/10/21
9/17/21
9/24/21
10/1/21
10/8/21
10/15/21
10/22/21
10/29/21
11/5/21
11/12/21
11/19/21
11/26/21
12/3/21
12/10/21
12/17/21
12/24/21
12/31/21
Rolling 7 Day Average - 2020
Rolling 7 Day Average - 2021

Source: Internal company data through 11/7/21

Outside of holidays, snowstorms and upgrades, production is in excess of consumption every week this year


Production vs. Consumption
Thousands
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
Easter holiday
4th of July Holiday
Winter Storm Orlena
Kitchens 1 shutdown for upgrade
Memorial Day holiday
Winter Storm Uri (Kitchens South)
Labor Day holiday
5/23/2020
6/23/2020
7/23/2020
8/23/2020
9/23/2020
10/23/2020
11/23/2020
12/23/2020
1/23/2021
2/23/2021
3/23/2021
4/23/2021
5/23/2021
6/23/2021
7/23/2021
8/23/2021
9/23/2021
10/23/2021
Total Weekly Retail $ Value (incl. treats) Production
Nielsen Mega-Channel Consumption

Source: Nielsen Mega-Channel Data thru 10/30/21 and internal company data

freshpet®

Projects to Increase Capacity

Steady increases in production capacity throughout 2021



Freshpet Annualized Production Capacity
2021
Successfully started up rolls in Kitchens 2.0
24/4 operation on both lines in Kitchens 2.0
24/7 operation on bags in Kitchens 2.0
Began July 12th
Kitchens 2.0 rolls line to 24/7
Line 2 in Kitchens South
Began in Q4
Line 3 in Kitchens South- begins in Q1 2022
$590
$390
$610
$490
$710
$560
$760
$660
Q1
Q2
Q3
Q4
Equipment Capacity ($ million/year)
Staffed Capacity ($ million/year)

Key capacity projects remain on track


= new technology
= current technology
Bethlehem Engineering Team
Kitchens 2.0
Ennis Engineering Team
Under construction
Ennis Phase 1
Planning begun
Ennis Phase 2
Kitchens South Engineering Team
Line 1
Line 2
Line 3
Under construction
Design begun
Building 2
2019
2020
2021
2022
2023
2024
2025

Key efficiency improvement projects underway



Higher Throughput Lines
Kitchens 2.0
Under construction
Ennis: 3 lines
South Line 2
= new technology
= current technology
Automation in Kitchens 1.0
Begins late Nov.
RM 1 Automation
Higher capacity/lower capital lines
Under construction
South Line 3-4
Planning begun
Building 2
Planning begun
Ennis Phase 2
Second DC
Testing begun
Dallas DC
2020
2021
2022
2023
2024
2025

Almost $2 billion in net sales production capacity by 2025



Freshpet Capacity
Net Sales Potential
Opens in 2023
Design work underway
Pulled forward one quarter
$300
$300
$50
$350
$260
$610
$150
$760
$400
$1,160
$300
$1,460
$500
$1,960
Kitchens 1.0
South Line #1
Kitchens 2.0 & Innovation Line
South Lines #2 & #3
Ennis Phase 1
Kitchens South Bldg. 2
Ennis Phase 2
New Capacity
Cumulative Capacity

Kitchens 2.0 is now running 24/7 on all lines


landfill free
powered by wind
carbon emissions offset

Kitchens 3.0 in Ennis, TX: Construction is still on track for a Q2 2022 start-up


freshpet

Kitchens 3.0 will include all the technical advances found in Kitchens 2.0 with additional improvements designed to increase throughput, improve quality and safety, and enhance the environmental sustainability of the facility



Freshpet Kitchen in Ennis, TX
October 2021

"Feed the Growth" creates scale and leverage through accelerated growth rate


Advertising & Innovation
Expand HH Penetration
Increase Velocity
Expand Visibility & Availability
Expand Capacity
Leverage Scale in COGS & SG&A
Drive Efficiencies
freshpet
FEED THE GROWTH
11 MILLION HH BY 2025

freshpet®

FEED THE GROWTH

11 MILLION HH BY 2025

Appendix

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN GROSS PROFIT AND ADJUSTED GROSS PROFIT

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2021	2020	2021	2020
	(Dollars in thousands)			
Gross Profit	$ 41,525	$ 36,654	$ 120,931	$ 102,377
Depreciation expense	4,075	2,129	11,896	6,422
Plant start-up expense (a)	588	1,828	3,561	3,020
Non-cash share-based compensation	1,058	484	2,970	1,425
COVID-19 expense (b)	119	395	1,753	2,157
Adjusted Gross Profit	**$ 47,365**	**$ 41,490**	**$ 141,111**	**$ 115,402**
Adjusted Gross Profit as a % of Net Sales	44.0%	49.3%	45.6%	49.3%

(a) Represents additional operating costs incurred in connection with the start-up of our new manufacturing lines as part of the Freshpet Kitchens expansion projects.

(b) Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigating potential supply chain disruptions during the pandemic included in cost of goods sold.

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN SG&A EXPENSES AND ADJUSTED SG&A EXPENSES

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2021	2020	2021	2020
	(Dollars in thousands)			
SG&A expenses	$ 42,365	$ 32,895	$ 137,955	$ 101,273
Depreciation and amortization expense	3,671	2,923	10,593	8,524
Non-cash share-based compensation	4,688	2,863	15,546	6,386
Launch expense (a)	562	760	2,311	2,403
Loss on disposal of equipment	412	1,265	518	1,301
Equity offering expenses (b)	—	—	—	58
Enterprise Resource Planning (c)	273	428	1,123	830
COVID-19 expense (d)	—	187	5	283
Adjusted SG&A Expenses	**$ 32,759**	**$ 24,468**	**$ 107,859**	**$ 81,488**
Adjusted SG&A Expenses as a % of Net Sales	30.4%	29.1%	34.8%	34.8%

(a) Represents new store marketing allowance of $1,000 for each store added to our distribution network, as well as the non-capitalized freight costs associated with Freshpet Fridge replacements. The expense enhances the overall marketing spend to support our growing distribution network.
(b) Represents fees associated with public offerings of our common stock.
(c) Represents implementation and other costs associated with the implementation of an ERP system.
(d) Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigating potential supply chain disruptions during the pandemic included in SG&A.

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN NET INCOME (LOSS) AND ADJUSTED EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2021	2020	2021	2020
	(Dollars in thousands)			
Net (loss) income	$ (2,070)	$ 3,547	$ (20,433)	$ 110
Depreciation and amortization	7,746	5,052	22,489	14,946
Interest expense	677	216	2,232	999
Income tax expense	16	22	48	65
EBITDA	**$ 6,369**	**$ 8,837**	**$ 4,336**	**$ 16,120**
Loss on equity method investment	$ 539	$ —	$ 1,124	$ —
Loss on disposal of equipment	412	1,265	518	1,301
Non-cash share-based compensation	5,746	3,347	18,516	7,811
Launch expense (a)	562	760	2,311	2,403
Plant start-up expense (b)	588	1,828	3,561	3,020
Equity offering expenses (c)	—	—	—	58
Enterprise Resource Planning (d)	273	428	1,123	830
COVID-19 expense (e)	119	582	1,758	2,440
Adjusted EBITDA	**$ 14,608**	**$ 17,048**	**$ 33,247**	**$ 33,983**
Adjusted EBITDA as a % of Net Sales	13.6%	20.2%	10.7%	14.5%

(a) Represents new store marketing allowance of $1,000 for each store added to our distribution network, as well as the non-capitalized freight costs associated with Freshpet Fridge replacements. The expense enhances the overall marketing spend to support our growing distribution network.
(b) Represents additional operating costs incurred in connection with the start-up of our new manufacturing lines as part of the Freshpet Kitchens expansion projects.
(c) Represents fees associated with public offerings of our common stock.
(d) Represents implementation and other costs associated with the implementation of an ERP system.
(e) Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigating potential supply chain disruptions during the pandemic.